UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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Church & Dwight Co., Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 6, 2010 CHURCH & DWIGHT CO., INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 8, 2010 Date: May 6, 2010 Time: 11:00 a.m. EDT Location: Hyatt Regency Princeton 102 Carnegie Center Route 1 North Princeton, New Jersey 08540 Directions to the meeting are included in the proxy statement CHURCH & DWIGHT CO., INC. 469 NORTH HARRISON STREET PRINCETON, NJ 08543 You are receiving this communication because you hold shares in the above named company. This is not a form for voting. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or request a paper or email copy (see reverse side). We encourage you to access and review the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M20696-P91865

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2009 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M20697-P91865

Voting Items The Board of Directors recommends that you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Bradley C. Irwin 02) Jeffrey A. Levick 03) Arthur B. Winkleblack The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Church & Dwight Co., Inc. 2010 consolidated financial statements. To act on such other business as may properly be brought before the meeting and any adjournments thereof. M20698-P91865